UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Vail Resorts, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

M38936-P16996 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. VAIL RESORTS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 2, 2011. VAIL RESORTS, INC. 390 INTERLOCKEN CRESCENT BROOMFIELD, CO 80021 Meeting Information Meeting Type: Annual Meeting For holders as of: October 6, 2011 Date: December 2, 2011 Time: 9:00 a.m., MST Location: St. Julien Hotel 900 Walnut Street Boulder, CO 80302 See the reverse side of this notice to obtain proxy materials and voting instructions.

M38937-P16996 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 20, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials 1. Notice and Proxy Statement 2. Annual Report/Form 10-K Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX

Voting Items 1. Election of Directors Nominees: 1a. Roland A. Hernandez 1b. Thomas D. Hyde 1c. Jeffrey W. Jones 1d. Robert A. Katz 1e. Richard D. Kincaid 1f. John T. Redmond 1g. Hilary A. Schneider 1h. John F. Sorte M38938-P16996 The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote 1 YEAR on the following proposal: The Board of Directors recommends you vote FOR proposals 2, 3 and 4: 2. Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to provide that directors shall be elected in the manner provided in the Bylaws of the Company. 3. Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2012. 4. Advisory vote on executive compensation. 5. Advisory vote on the frequency of future advisory votes on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournments or postponements of the meeting. To: The Stockholders of Record of Vail Resorts, Inc. as of the Close of Business on October 6, 2011 Notice of Proposed Amendment of Amended and Restated Certificate of Incorporation In accordance with Section 242 of the Delaware General Corporation Law, Vail Resorts, Inc. (the "Company") hereby provides notice that the following amendment to the Company's Amended and Restated Certificate of Incorporation will be proposed for adoption at its 2011 annual meeting of stockholders. The amendment is set forth below: Section 5.02. Election of Directors. The holders of the Common Stock shall elect the Directors by majority vote. Directors shall be elected in the manner provided in the by-laws of the Corporation. Each share of Common Stock held of record as of the date of such election shall be entitled to one vote for each Director.

M38939-P16996